Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Wall Street Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Wall Street Fund, Inc., for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Wall Street Fund, Inc. for the stated period.

/s/Robert P. Morse Robert P. Morse President, The Wall Street Fund, Inc.	/s/Jian H. Wang Jian H. Wang Treasurer, The Wall Street Fund, Inc.

Dated: March 8, 2006	Dated: March 8, 2006